RIDGEWORTH FUNDS
Supplement dated March 30, 2009 to the
RidgeWorth Funds Prospectuses Dated August 1, 2008 for the

RidgeWorth Prime Quality Money Market Fund (A, C and I Shares)	RidgeWorth Institutional Cash Management Money Market Fund (Institutional Shares)

RidgeWorth Tax-Exempt Money Market Fund (A and I Shares)	RidgeWorth Institutional Municipal Cash Reserve Money Market Fund (Institutional Shares)

RidgeWorth U.S. Government Securities Money Market Fund (A and I Shares)	RidgeWorth Institutional U.S. Government Securities Money Market Fund (Institutional Shares)

RidgeWorth U.S. Treasury Money Market Fund (A and I Shares)	RidgeWorth Institutional U.S. Treasury Securities Money Market Fund (Corporate Trust and Institutional Shares)

RidgeWorth Virginia Tax-Free Money Market Fund (A and I Shares)
The Adviser and/or other service providers may from time to time voluntarily agree to waive all or a portion of their fees from the Fund, or in some cases reimburse the Fund. Any such waiver may be discontinued or modified at any time. The amount of any waived and/or reimbursed fees is subject to recoupment by the Adviser and/or other service providers from the Fund within the same calendar year in which the fees were waived and/or reimbursed and the three subsequent calendar years, provided that no amount may be recouped that would cause the Fund’s total expense ratio to materially diverge from that listed in the Prospectus or to exceed any stated contractual expense cap. The Fund’s total return and yield would be lower in the absence of any such waiver.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
RFSP-112